UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act OF 1934

Date of Report (Date of earliest event reported): May 19, 2015
_____________________

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in its Charter)
_____________________

Delaware	1-05805	13-2624428
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	Registrant held its Annual Meeting of Shareholders on Tuesday, May 19, 2015; 3,713,322,510 shares were represented in person or by proxy, or 86.66% of the total shares outstanding.

(b)	The results of shareholder voting on the proposals presented were as follows:

MANAGEMENT PROPOSALS:
Proposal 1- Shareholders elected the 11 director nominees named in the Proxy Statement

Name	For	Against	Abstain	Broker Non-Votes
Linda B. Bammann	2,802,323,394	18,587,057	6,353,294	390,830,840
James A. Bell	2,796,399,067	24,138,713	6,725,965	390,830,840
Crandall C. Bowles	2,797,481,776	22,977,847	6,804,122	390,830,840
Stephen B. Burke	2,703,611,324	113,413,648	10,238,773	390,830,840
James S. Crown	2,769,288,664	47,633,080	10,342,001	390,830,840
James Dimon	2,684,146,430	121,171,561	21,945,754	390,830,840
Timothy P. Flynn	2,806,817,752	13,878,587	6,567,406	390,830,840
Laban P. Jackson, Jr.	2,771,952,707	48,434,059	6,876,979	390,830,840
Michael A. Neal	2,806,998,032	13,637,368	6,628,345	390,830,840
Lee R. Raymond	2,691,923,778	125,292,164	10,047,803	390,830,840
William C. Weldon	2,704,964,732	112,158,840	10,140,173	390,830,840

Proposal 2 – Shareholders approved the Advisory Resolution to Approve Executive Compensation

For	Against	Abstain	Broker Non-Votes
1,735,868,557	1,079,295,213	12,099,975	390,830,840
61.4%	38.17%	0.43%

Proposal 3 - Shareholders ratified the appointment of PricewaterhouseCoopers LLP as Registrant’s Independent Registered Public Accounting Firm for 2015

For	Against	Abstain	Broker Non-Votes
3,168,768,346	43,104,873	6,221,366	0
98.47%	1.34%	0.19%

Proposal 4 - Shareholders approved the Amendment to Long-Term Incentive Plan, as amended and restated effective May 19, 2015

For	Against	Abstain	Broker Non-Votes
2,634,755,158	180,902,195	11,606,392	390,830,840
93.19%	6.4%	0.41%

SHAREHOLDER PROPOSALS:

Proposal 5 - Shareholders did not approve the proposal on Independent Board Chairman - Require an Independent Chair

For	Against	Abstain	Broker Non-Votes
1,013,800,422	1,794,186,380	19,276,943	390,830,840
35.86%	63.46%	0.68%

Proposal 6 - Shareholders did not approve the proposal on Lobbying - Report on Policies, Procedures and Expenditures

For	Against	Abstain	Broker Non-Votes
173,278,487	2,433,862,468	220,122,790	390,830,840
6.13%	86.09%	7.79%

Proposal 7 - Shareholders did not approve the proposal on Special Shareowner Meetings - Reduce Ownership Threshold from 20% to 10%

For	Against	Abstain	Broker Non-Votes
986,702,041	1,819,289,348	21,272,356	390,830,840
34.9%	64.35%	0.75%

Proposal 8 - Shareholders did not approve the proposal on How Votes Are Counted - Count Votes Using Only For and Against

For	Against	Abstain	Broker Non-Votes
209,959,493	2,596,849,566	20,454,686	390,830,840
7.43%	91.85%	0.72%

Proposal 9 - Shareholders did not approve the proposal on Accelerated Vesting Provisions - Report Names of Senior Executives and Value of Equity Awards that would Vest if they Resign to Enter Government Service

For	Against	Abstain	Broker Non-Votes
718,798,017	2,091,436,151	17,029,577	390,830,840
25.42%	73.97%	0.60%

Proposal 10 - Shareholders did not approve the proposal on Clawback Disclosure Policy - Disclose Whether the Firm Recouped any Incentive Compensation from Senior Executives

For	Against	Abstain	Broker Non-Votes
1,236,998,084	1,570,792,141	19,473,520	390,830,840
43.75%	55.56%	0.69%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
By:	/s/ Anthony J. Horan
Name: Title:	Anthony J. Horan Corporate Secretary

Date: May 22, 2015